Confidential - For Internal Use Only 1Q26 Earnings Supplemental Building on a 17-year track record of profitable growth and success ©2025 Caliber

Disclaimers Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts.  These statements are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at https://www.sec.gov CALIBERCO.COM  |  8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258  |  480.295.7600  2

Today’s Speakers Chris Loeffler CHIEF EXECUTIVE OFFICER Chris Loeffler has served as the CEO and Chairman of Caliber’s Board of Directors since its inception. As CEO, Chris directs and executes global strategy, oversees investments and fund management, and contributes to private and public capital formation. As a Co-Founder Chris took an early role forming the Company’s financial and operational infrastructure and navigating the vertical integration of all real estate and investment services. 3 Jade Leung CHIEF FINANCIAL OFFICER Jade Leung is Caliber’s CFO and corporate secretary. As CFO, Jade oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber. Jade is also responsible for the strategic direction of Caliber’s information technology and data security initiatives. Prior to joining Caliber, Jade spent 12 years with PwC, where he managed audit and accounting advisory services. Notably, Jade participated in over $1 billion of public market transactions and financing arrangements for companies.

4THE WEALTH DEVELOPMENT COMPANY 4 CEO Commentary

About Nasdaq: CWD - Where Real Assets & Digital Assets Converge 5 * Includes assets under management (AUM) of $736.4 million and assets under development (AUD) of $1.8 billion. ** Unlevered gross internal rate of return on all full-cycle investments. *** As of 5/14/2026 considering a price per token of $10.14. 17 years in Business $2.6 Billion Managed Assets* 19% IRR Unlevered Track Record** Caliber “CaliberCos Inc.” (Nasdaq: CWD) is a publicly listed, alternative asset manager investing at the intersection of real-world assets and digital finance. 343,225 Tokens; $3.5M Value*** 1st Public LINK Digital Asset Treasury (DAT) Seeking Appreciation, Yield Generation

CRE - Old Acronym, New Application 6 DeFi works because Chainlink works, and Institutional Customers Are Adopting It Note: Graphic produced by Chainlink Labs in public presentation(s)

What is Chainlink, Why Chainlink, and Why Now? 7 Chainlink’s Network is Experiencing Rapid Growth in Utilization Note: Graphic produced by Chainlink Labs in public presentation(s)

Caliber’s Vision: Unlocking Value Between Real & Digital Assets 8 Combining two worlds under one public company: ◦ A proven real estate private equity platform with 17 years of track record, and ◦ A new digital asset treasury and product platform anchored in Chainlink (LINK) Leveraging Caliber’s Wall Street experience and regulatory framework to: ◦ Efficiently raise capital through public and private channels, ◦ Accumulate and stake LINK to earn yield and align with Chainlink’s growth, and ◦ Build future investment products in both digital and tokenized real assets Caliber is not just investing in Chainlink - it’s building on it. ◦ Caliber is exploring tokenization of its real estate funds and assets

Tokenization of Real-World Assets; an Emerging Trend in Finance 9 Caliber believes real estate funds and assets present the next frontier in real world asset tokenization Note: Graphic produced by Chainlink Labs in public presentation(s)

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Why $LINK, and Why Now?

Chainlink: The Infrastructure Powering Decentralized and Institutional Finance

- Trusted by SWIFT, Mastercard, DTCC, S&P Global, Google Cloud, AWS, and the U.S. Department of Commerce.
- LINK Token Economics:
  - LINK is a payment and staking token - essential for securing the oracle network.
  - Staking ensures accuracy of data feeds, earning yield for validators.
  - Chainlink has begun buying back LINK tokens with protocol revenues, enhancing token scarcity and value.
  - Sergey Nazarov (CEO): "The full economic value of the network is designed to flow through LINK."
- Chainlink's oracle network remained fully operational during the October 2025 crypto liquidation - while competitor oracles failed or faced delays.
- We believe Chainlink, and the associated LINK token are at the pivotal momentum to go from concept, to real revenue, to scale.

CALIBER THE WEALTH DEVELOPMENT COMPANY
10

Caliber’s Flywheel - Two Growth Engines 11 1. Real Estate Platform ◦ Generates recurring fees and investment profits (cash flow) ◦ Produces stable returns and tangible value via Carried Interest ◦ Positive Cycle Renewed 2. LINK Treasury & Digital Asset Platform ◦ Builds balance sheet strength and yield ◦ Drives visibility and capital formation ◦ Increases efficiency of real asset investments The Flywheel Effect: Real estate profits fund LINK accumulation -> LINK yield and appreciation improve liquidity -> liquidity fuels more real estate growth -> repeat.

Private Equity Real Estate Investment’s Future: Tokenization 12 1. Primary Capital Formation ◦ Broaden investor access to private equity real estate through tokenized offerings ◦ Streamline fundraising and expand global reach 2. Secondary Liquidity ◦ Enable real estate investors to trade fund interests more efficiently ◦ Unlock value without requiring asset sales 3. Operational Efficiency ◦ Automate valuations, distributions, and investor reporting ◦ Reduce fund administration costs and enhance margins Tokenization improves scalability, profitability, and transparency across Caliber’s real estate platform.

PERE Platform Positioned for Renewed Cycle 13 Caliber Nasdaq: CWD Multi-Family Housing Multi-Tenant Industrial Hospitality RE Fund Syndication Hotel UPREIT “CHT”

Business model drives consistent growth to Caliber 14 Grow Revenue Raise Capital Grow Assets under Management Caliber helps investors profit from real estate investments by designing and creating investment funds to pursue undervalued assets. Through its fundraising team, Caliber raises capital into the funds it manages and invests that capital to grow Caliber’s total assets under management. Throughout the process, Caliber generates recurring revenue, service revenue, and investment revenue, which drives performance and investor capital to future funds. This revenue flywheel drives consistent growth to Caliber with non-dilutive financings at the fund level.

Revenue model provides diverse sources of income 15 Asset Services Asset & Fund Management Performance Fees CWD in-house real estate & investment services to generate both recurring income & service-based income. Real Estate Development Construction Management Acquisitions, Leasing, & Sales CWD’s performance fees drive profitability from asset sales & investment performance

Real Estate Enters New Cycle 16

Caliber Solves Its Clients’ Financial Needs 17 Income Lending, CORE Plus, Value Add, CHT Preferred Stock Clients who invest in Caliber’s Funds seek three primary outcomes: Desired Outcome Caliber Fund Growth Distressed and Special Situations, Adaptive Re-Use & Development Tax Planning/ Reduction Opportunity Zone Funds, 1031 Investments Caliber’s Fundraising Engine Can Now Be Applied to Digital Assets High Net- Worth Investors Capital Sources RIA’s & Brokers Family Offices / Institutions

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Caliber's PERE Products

CALIBER OPPORTUNITY ZONE FUND II "Uncapped Roth"	Active Management Strategy	Desirable Markets	Target Mid-Teens IRR
CALIBER OPPORTUNISTIC GROWTH FUND "The Access Fund"	Positioned to Take Advantage of Upcoming Distress		Target Mid-Teens IRR
CALIBER CORE+ GROWTH & INCOME FUND "Passive Income Generator"	Stability with Upside Potential	Quarterly Liquidity (after 1-year lockup)	Target Low-Mid-Teens
PURE PICKLEBALL & PADEL AT RIVERWALK "QOZ & Non-QOZ Options"	Located in Scottsdale, AZ	World-Class Facility	Spanning ~ 186,423 sq. ft.

CALIBER THE WEALTH DEVELOPMENT COMPANY
18

19THE WEALTH DEVELOPMENT COMPANY 19 1Q26 Financial Highlights

1Q26 - Summary Highlights 20 Financial Measures • Platform revenue of $4.1 million, primarily driven by asset management revenue • Platform net loss attributable of $4.3 million, or $0.62 per diluted share • Platform Adjusted EBITDA loss of $0.3 million Metrics • Fair value assets under management of $736.4 million • Managed capital of $489.6 million Q1 2026 Highlights • Improved adjusted EBITDA profitability by $1.0 million compared to year ago quarter • Platform revenue grew 16% year over year • Continued tokenization of assets Corporate • On February 27, 2026, announced the sale of the Holiday Inn Ocotillo in the Phoenix–Chandler submarket for $13.0 million. The asset was owned by Caliber Hospitality Trust, Inc. (CHT); Caliber’s private Umbrella Partnership C-Corporation (Up-C) vehicle focused on transformational and value enhancing opportunities in the hospitality space. • On March 30, 2026, Caliber announced that an institutional investor elected to convert approximately $15.9 million of perpetual convertible preferred equity into shares of the Company’s common stock. • On March 31, 2026, Caliber announced that J. Alan Reid, Jr. has been nominated to join its Board of Directors (the “Board”) as an independent director. The Company also announced that Dan Hansen and Michael Trzupek will not stand for re-election at the Company’s upcoming annual meeting of shareholders, expected to be held on May 14, 2026.

CALIBER THE WEALTH DEVELOPMENT COMPANY

1Q26 - Summary Highlights (Continued)

Corporate

- On April 13, 2026, Caliber announced that PURE Pickleball & Padel ("PURE") — its co-developed 196,000-square-foot indoor pickleball and padel facility adjacent to Scottsdale, Arizona at Riverwalk on the Salt River Pima-Maricopa Indian Community — has recently received all required building permits, clearing the final regulatory hurdle and positioning the project for groundbreaking. The permits were filed originally in September 2025. Caliber is currently finalizing construction financing and closing the equity round. The groundbreaking announcement will follow the close.
- On April 14, 2026, Caliber announced continued progress in its corporate debt reduction strategy through the completion of the second round of Noteholder Conversion Program, which resulted in the conversion of approximately $1.9 million of unsecured corporate notes into shares of Caliber's Class A common stock in a voluntary conversion program elected by the individual noteholders. In addition, approximately $1.5 million of notes were converted into Series AAA Convertible Preferred Stock ("AAA").
- On April 22, 2026, Caliber announced that it continues to execute on its multi-market Hyatt Studios development platform, advancing three hospitality projects across high-conviction markets: Steamboat Springs, CO; Riverwalk/Scottsdale, AZ; and Georgetown, TX. The first project in Steamboat Springs closed acquisition and construction financing in April 2026 and is expected to break ground during the second quarter of 2026. The platform represents a focused effort to capitalize on supply-constrained markets and growing demand for extended-stay hospitality.

CALIBER THE WEALTH DEVELOPMENT COMPANY 21

1st Quarter - Historical Summary Results



Total Platform Revenue
(000's)
$8,000
$6,000
$4,000
$2,000
$—
$4,726
$4,212
$7,416
$4,588
$3,549
$4,126
$3,516
$3,997
$4,105
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
Asset Management
Performance Allocations



Managed Capital
(000,000's)
$700
$600
$500
$400
$300
$454
$470
$485
$493
$495
$499
$506
$517
$490
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26



Adjusted EBITDA
(000's)
$3,000
$2,000
$1,000
$—
$(1,000)
$(2,000)
$(3,000)
$(1,669)
$(2,451)
$2,412
$(1,002)
$(1,352)
$(54)
$(665)
$(357)
$(338)
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26



FV AUM
(000's)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$—
$767
$773
$807
$795
$831
$803
$797
$780
$736
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26

CALIBER THE WEALTH DEVELOPMENT COMPANY

22

1st Quarter Summary Results 23 Platform Adjusted EBITDA (Loss) (000’s) $(1,352) $(338) 1Q25 1Q26 Net Income (Loss) (per common share) $(3.85) $(0.52) 1Q25 1Q26 (0 0 0 's ) Total Platform Revenue $3,549 $3,997 Asset Management Performance Allocations 1Q25 1Q26 $— $2,000 $4,000 $6,000 (0 0 0 's ) Total Consolidated Revenue* $7,261 $4,294 1Q25 1Q26 $— $5,000 $10,000 * As previously communicated, Caliber has simplified the presentation of its financial perfornce by deconsolidating certain assets from the Company’s financials. As a result, the year-over-year comparisons of Caliber’s GAAP financial performance are not meaningful.

Annual Platform Revenue & Platform Adjusted EBITDA 24 Annual Platform Revenue & Platform Adjusted EBITDA $2 6, 0 71 $1 2, 19 7 $1 5, 99 2 $2 4 ,11 8 $2 0 ,6 38 $2 0 ,9 4 2 $1 5, 18 8 $1 0 ,0 4 0 $( 2, 84 2) $3 ,4 62 $5 ,5 19 $( 1,2 51 ) $( 2, 71 0 ) $( 2, 4 28 ) Total Platform Revenue Platform Adjusted EBITDA 2019 2020 2021 2022 2023 2024 2025 $(10,000) $(5,000) $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000

Annual Managed Capital & Asset Management Revenue 25 0 0 0 ,0 0 0 's Managed Capital and Asset Management Revenue $8 2 $3 2 $9 9 $8 6 $7 5 $6 9 $2 6 $2 0 5 $2 26 $3 0 7 $3 83 $4 38 $4 93 $5 17 $3 96 $4 20 $6 0 1 $7 4 6 $7 4 1 $7 95 $7 80 Capital Originations Managed Capital Fair Value AUM 2019 2020 2021 2022 2023 2024 2025 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 0 0 0 ,0 0 0 's $2 1.1 $1 1.8 $1 5. 3 $2 1.6 $1 7. 0 $2 0 .6 $1 5. 2 Asset Management Revenues 2019 2020 2021 2022 2023 2024 2025 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0

Carried Interest 26 0 0 0 ,0 0 0 's Value of Carried Interest $89.0 $87.7 $84.8 $90.5 $104.2 $98.9 Carried Interest Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 $110.0

27THE WEALTH DEVELOPMENT COMPANY 27 1Q26 Financial Review

GAAP Income Statements 28 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) Three Months Ended March 31, 2026 2025 Revenues Asset management revenues $ 3,664 $ 3,196 Performance allocations 34 1 Consolidated funds – hospitality revenues — 3,919 Consolidated funds – other revenues 596 145 Total revenues 4,294 7,261 Expenses Operating costs 3,088 4,044 General and administrative 1,801 1,581 Marketing and advertising 178 165 Depreciation and amortization 175 157 Consolidated funds – hospitality expenses — 3,465 Consolidated funds – other expenses 1,797 458 Total expenses 7,039 9,870 Other loss, net (155) (366) Change in fair value of digital assets (1,896) — Interest income 252 32 Interest expense (1,387) (1,611) Net loss before income taxes (5,931) (4,554) Benefit from income taxes — — Net loss (5,931) (4,554) Net loss attributable to noncontrolling interests (2,312) (147) Net loss attributable to CaliberCos Inc. $ (3,619) $ (4,407) Basic and diluted net loss per share attributable to common stockholders $ (0.52) $ (3.85) Weighted average common shares outstanding: Basic and diluted 7,000 1,146

GAAP Balance Sheets 29 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) March 31, 2026 December 31, 2025 ASSETS Cash $ 543 $ 2,538 Restricted cash 2,351 2,628 Real estate investments, net 21,877 21,689 Digital assets 4,455 6,850 Notes receivable - related parties, allowance of $830 and $909, respectively 8,726 7,348 Due from related parties, net of allowance of $3,400 and $4,071, respectively 10,558 10,086 Investments in unconsolidated entities 11,567 11,624 Operating lease - right of use assets 85 98 Prepaid and other assets 2,184 2,368 Assets of consolidated funds Cash 388 326 Restricted cash 1,324 524 Real estate investments, net 51,079 10,807 Intangible assets, net 46,148 46,330 Notes receivable - related parties 5,991 936 Due from related parties 1,164 220 Operating lease - right of use assets 10,756 10,757 Prepaid and other assets 398 267 Total assets $ 179,594 $ 135,396

GAAP Balance Sheets (Continued) 30 March 31, 2026 December 31, 2025 LIABILITIES AND STOCKHOLDERS' EQUITY Notes payable, net $ 42,441 $ 46,347 Accounts payable and accrued expenses 7,562 7,325 Series AA cumulative redeemable preferred stock, net of issuance costs, $25.00 per share stated value, 800,000 shares authorized, 301,337 and 221,434 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively 6,983 5,101 Due to related parties 127 186 Operating lease liabilities 56 64 Other liabilities 649 771 Liabilities of consolidated funds Notes payable, net 66,520 33,605 Notes payable - related parties 2,406 2,330 Accounts payable and accrued expenses 2,364 1,719 Due to related parties 873 861 Operating lease liabilities 10,756 10,757 Other liabilities 142 99 Total liabilities 140,879 109,165 Commitments and Contingencies (Note 11)

GAAP Balance Sheets (Continued) 31 March 31, 2026 December 31, 2025 Series A non-cumulative convertible preferred stock, $0.001 par value; $22,500,000 shares authorized, and $5,875 shares issued and outstanding as of March 31, 2026 and December 31, 2025 — $ — Series B convertible preferred stock, $0.001 par value; 50,000 shares authorized, and zero and 15,868 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively — — Series AAA convertible preferred stock, $0.001 par value; 40,000 shares authorized, and 1,529 and zero shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively — — Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 8,390,140 and 6,534,319 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively 8 7 Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 370,822 shares issued and outstanding as March 31, 2026 and December 31, 2025 — — Paid-in capital 83,547 79,731 Accumulated deficit (82,302) (78,405) Stockholders’ equity attributable to CaliberCos Inc. 1,253 1,333 Stockholders’ equity attributable to noncontrolling interests 37,462 24,898 Total stockholders’ equity 38,715 26,231 Total liabilities and stockholders’ equity $ 179,594 $ 135,396

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Contacts:

Chris Loeffler, CEO
Chris.Loeffler@CaliberCo.com

Ilya Grozovsky, VP of Investor Relations & Corporate Development
Ilya.Grozovsky@CaliberCo.com

CaliberCos
NASDAQ: CWD

https://www.caliberco.com/

Appendix THE WEALTH DEVELOPMENT COMPANY 33

NON-GAAP Measures 34 Non-GAAP Measures We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provide investors a view of the performance attributable to us. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non-GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Asset Management Platform or Platform Platform refers to the performance of our asset management platform segment, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds. These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of us because it communicates performance of us that would be most useful for understanding the value of CWD. Fee-Related Earnings and Related Components Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee- based revenues focusing on whether our core revenue streams are sufficient to cover our core operating expenses. Fee-Related Earnings represents our net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and change in fair value of digital assets, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. Distributable Earnings Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our U.S. GAAP results assessing the amount of earnings available for distribution.

NON-GAAP Measures (Continued) 35 Platform Earnings Platform Earnings represents the performance of our asset management platform segment, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds. We evaluate recurring earnings capacity through fee-related earnings, defined as fund management fees, financing fees, development and construction fees, organizational and offering fees, and brokerage fees, less direct operating expenses. We believe this measure provides investors with insight into the recurring operating profile of our asset management platform independent of performance allocation timing. Platform Adjusted EBITDA Platform Adjusted EBITDA represents our Distributable Earnings adjusted for interest expense, other income (expense), and provision for income taxes on a basis that  deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management. Consolidated Adjusted EBITDA Consolidated Adjusted EBITDA represents our and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. Platform Basic and Diluted Earnings Per Share (“EPS”) Platform Basic and Diluted EPS represents earnings per share generated by the Platform, without reflecting the impact of consolidation. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management. The following tables presents a reconciliation of net income (loss) attributable to CaliberCos Inc. to Fee-Related Earnings, Distributable Earnings, Caliber Adjusted EBITDA, and Consolidated Adjusted EBITDA for the three months ended March 31, 2026 and 2025 (in thousands):

Platform Income Statements 36 ASSET MANAGEMENT PLATFORM (1) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended March 31, 2026 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management revenues $ 4,071 $ (407) $ 3,664 Performance allocations 34 — 34 Consolidated funds – other revenues — 596 596 Total revenues 4,105 189 4,294 Expenses Operating costs 3,255 (167) 3,088 General and administrative 1,811 (10) 1,801 Marketing and advertising 178 — 178 Depreciation and amortization 183 (8) 175 Consolidated funds – other expenses — 1,797 1,797 Total expenses 5,427 1,612 7,039 Other income (loss), net 17 (172) (155) Change in fair value of digital assets (1,896) — (1,896) Interest income 252 — 252 Interest expense (1,387) — (1,387) Net loss before income taxes (4,336) (1,595) (5,931) Provision for income taxes — — — Net loss (4,336) (1,595) (5,931) Net loss attributable to noncontrolling interests — (2,312) (2,312) Net (loss) income attributable to CaliberCos Inc. $ (4,336) $ 717 $ (3,619) Basic and diluted Platform loss per share $ (0.62) $ (0.52) Weighted average common shares outstanding: Basic and diluted 7,000 7,000

Platform Income Statements (Continued) 37 Three Months Ended March 31, 2025 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management $ 3,542 $ (346) $ 3,196 Performance allocations 7 (6) 1 Consolidated funds – hospitality revenue — 3,919 3,919 Consolidated funds – other revenue — 145 145 Total revenues 3,549 3,712 7,261 Expenses Operating costs 4,168 (124) 4,044 General and administrative 1,592 (11) 1,581 Marketing and advertising 165 — 165 Depreciation and amortization 162 (5) 157 Consolidated funds – hospitality expenses — 3,465 3,465 Consolidated funds – other expenses — 458 458 Total expenses 6,087 3,783 9,870 Other income (loss), net 6 (372) (366) Interest income 33 (1) 32 Interest expense (1,611) — (1,611) Net loss before income taxes (4,110) (444) (4,554) Provision for income taxes — — — Net loss (4,110) (444) (4,554) Net loss attributable to noncontrolling interests — (147) (147) Net loss attributable to CaliberCos Inc. $ (4,110) $ (297) $ (4,407) Basic and diluted net loss per share $ (3.59) $ (3.85) Weighted average common shares outstanding: Basic and diluted 1,146 1,146

NON-GAAP Reconciliations 38 NON-GAAP ADJUSTED EBITDA (AMOUNTS IN THOUSANDS) (UNAUDITED) Three Months Ended March 31, 2026 2025 Net loss attributable to CaliberCos Inc. $ (3,619) $ (4,407) Net loss attributable to noncontrolling interests (2,312) (147) Net loss (5,931) (4,554) Provision for income taxes — — Net loss before income taxes (5,931) (4,554) Depreciation and amortization 182 162 Consolidated funds’ impact on fee-related earnings 1,423 71 Stock-based compensation 328 661 Severance 10 51 Performance allocations (34) (1) Other income, net (212) 366 Investments impairment 183 279 Change in fair value of digital assets 1,896 — Bad debt expense 12 3 Interest expense, net 1,135 1,578 Fee-Related Earnings (1,008) (1,384) Performance allocations 34 1 Interest expense, net (1,135) (1,578) Provision for income taxes — — Distributable Earnings (2,109) (2,961) Interest expense 1,387 1,611 Other income, net 212 (366) Provision for income taxes — — Consolidated funds’ impact on Caliber Adjusted EBITDA 172 364 Platform Adjusted EBITDA (338) (1,352) Consolidated funds' EBITDA Adjustments (381) 1,210 Consolidated Adjusted EBITDA $ (719) $ (142)

NON-GAAP Reconciliations (Continued) 39 PLATFORM REVENUE (1) (AMOUNTS IN THOUSANDS) (UNAUDITED) Three Months Ended March 31, 2026 2025 Fund management fees $ 2,845 $ 2,744 Financing fees 417 74 Development and construction fees 457 528 Brokerage fees 352 196 Total asset management 4,071 3,542 Performance allocations 34 7 Total Platform revenue $ 4,105 $ 3,549 (1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

NON-GAAP Reconciliations (Continued) 40 MANAGED CAPITAL (AMOUNTS IN THOUSANDS) (UNAUDITED) Balance as of December 31, 2025 $ 517,186 Originations 10,478 Investment write-offs(1) (37,764) Balance as of March 31, 2026 $ 489,584 March 31, 2026 December 31, 2025 Real Estate Hospitality $ 49,289 $ 49,289 Caliber Hospitality Trust(1) 97,031 97,037 Residential 106,825 103,961 Commercial 182,687 180,569 Total Real Estate(2) 435,832 430,856 Credit(3) 52,760 82,163 Other(4) 992 4,167 Total $ 489,584 $ 517,186 (1) We earn a fund management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and are reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust. (2) Beginning during the year ended December 31, 2023, we include capital raised from our investors through corporate note issuances that was further invested in our funds in Managed Capital. As of March 31, 2026, and December 31, 2025, we had invested $11.6 million and $11.6 million, respectively, in our funds. (3) Credit managed capital represents loans made to our investment funds by us and our diversified funds. As of March 31, 2026 and December 31, 2025, we had loaned $8.5 million and $8.5 million, respectively, to our funds. (4) Other managed capital represents undeployed capital held in our diversified funds.

NON-GAAP Reconciliations (Continued) 41 Fair Value Assets Under Management (AMOUNTS IN THOUSANDS) (UNAUDITED) Balances as of December 31, 2025 $ 779,730 Assets acquired(1) 4,150 Construction, net of market depreciation (4,675) Assets sold(2) (10,275) Credit(3) (29,403) Other(4) (3,176) Balances as of March 31, 2026 $ 736,351 March 31, 2026 December 31, 2025 Real Estate Hospitality $ 51,600 $ 55,600 Caliber Hospitality Trust 191,100 191,900 Residential 159,200 165,900 Commercial 280,700 280,000 Total Real Estate 682,600 693,400 Credit(3) 52,760 82,163 Other(4) 991 4,167 Total $ 736,351 $ 779,730 (1) Assets acquired during the three months ended March 31, 2026 include one land parcel intended for hotel development in Colorado. (2) Assets sold during the three months ended March 31, 2026 include one multi-family residential asset. (3) Credit FV AUM represents loans made to our investment funds by our diversified credit fund. (4) Other FV AUM represents undeployed capital held in our diversified funds.